UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2024

Verona Pharma plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-38067	98-1489389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Central Square

Cardiff CF10 1FS

United Kingdom

(Address of principal executive offices) (Zip Code)

+44 203 283 4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.05 per share*	VRNA	The Nasdaq Stock Market LLC (Nasdaq Global Market)

* The ordinary shares are represented by American Depositary Shares (each representing 8 ordinary shares), which are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On June 26, 2024, Verona Pharma plc (the “Company”) issued a press release announcing the U.S. Food and Drug Administration’s (“FDA”) approval of Ohtuvayre (ensifentrine) for the maintenance treatment of chronic obstructive pulmonary disease (COPD) in adult patients. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On June 26, 2024, the Company announced that the FDA had approved Ohtuvayre (ensifentrine) for the maintenance treatment of chronic obstructive pulmonary disease (COPD) in adult patients.

Ohtuvayre is a first-in-class selective dual inhibitor of the enzymes phosphodiesterase 3 and phosphodiesterase 4 that combines bronchodilator and non-steroidal anti-inflammatory effects in one molecule. Ohtuvayre is delivered directly to the lungs through a standard jet nebulizer without the need for high inspiratory flow rates or complex hand-breath coordination.

The Company expects Ohtuvayre to be available in the third quarter of 2024 through an exclusive network of accredited specialty pharmacies. Complete prescribing information is available at https://ohtuvayrehcp.com/files/Ohtuvayre-US-Prescribing-Information.pdf.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated June 26, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Furnished herewith.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact should be considered forward-looking statements. Words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “may,” “potential,” “prepare,” “possible” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing of commercial availability and our ability to successfully market and sell Ohtuvayre.

These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from the Company’s expectations expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history; the Company’s need for additional funding to complete development and commercialization of Ohtuvayre which may not be available and which may force the Company to delay, reduce or eliminate its development or commercialization efforts; the Company’s reliance on the success of Ohtuvayre, its only commercial product; the Company’s reliance on third-party manufacturers and suppliers; the efficacy of Ohtuvayre compared to competing drugs; the Company’s ability to successfully commercialize Ohtuvayre; serious adverse, undesirable or unacceptable side effects associated with Ohtuvayre which could adversely affect the Company’s ability to commercialize Ohtuvayre; failure to develop Ohtuvayre for additional indications, alternate delivery methods, or as a combination therapy; failure to obtain approval for and commercialize Ohtuvayre in multiple major pharmaceutical markets; lawsuits related to patents covering Ohtuvayre and the potential for the Company’s patents to be found invalid or unenforceable; lawsuits related to the Company’s licensing of patents and know-how from third parties for the commercialization of Ohtuvayre; changes in the Company’s tax rates, unavailability of certain tax credits or reliefs or exposure to additional tax liabilities or assessments that could affect the Company’s profitability, and audits by tax authorities that could result in additional tax payments for prior periods; and the Company’s vulnerability to natural disasters, global economic factors, geo-political actions and unexpected events, including health epidemics or pandemics. These and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on May 10, 2024, and the Company’s other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management's estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause the Company’s views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERONA PHARMA PLC

Date: June 27, 2024	By:	/s/ David Zaccardelli, Pharm. D.
	Name:	David Zaccardelli, Pharm. D.
	Title:	President and Chief Executive Officer